UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

May 30, 2014

Date of Report (date of Earliest Event Reported)

CANNAMED CORPORATION

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-53447	20-5893809
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

350 N. Glendale Avenue, Suite B#212
Glendale, CA 91206
 (Address of principal executive offices and zip code)
(702) 751-8455
(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

           On May 30, 2014, Cannamed Corporation (the “Company”) entered into an Assignment and Conveyance of Oil and Gas Leases (the “Assignment”). Under the Assignment’s terms, the Company assigned and transferred all of its right, title, and interest in and to three oil and gas leases in Kingfisher County, Oklahoma. Specifically, the Company assigned its 2.34% non-operating working interests in the Stebens #1, Oblander #1-29, and Schneider #1 wells (the “Oil and Gas Interests”). As a result of the Assignment, the Company no longer owns or has interests in oil and gas properties.

            The Company assigned the Oil and Gas Interests to Tradecom USA, Inc. The Company received $10.00 cash in consideration of the assignment. An officer and director of the Company’s wholly-owned subsidiary previously served as a director of Tradecom USA, Inc. This individual had resigned as a director of Tradecom USA, Inc. before the Assignment.

Item 8.01  Other Events

                On May 23, 2014, the Company became the sole stockholder of a newly formed California corporation, 1849 Holdings, Inc. (“1849”), after the 1849 Board of Directors authorized the initial stock issuance to the Company. No other shares have been issued leaving 1849 as a wholly-owned subsidiary of the Company.

            The newly formed 1849, which was incorporated on April 29, 2014, offers turnkey support services for the legal cannabis industry and loans to select industry participants. Some of the support services offered by 1849 include compliance consulting, security services, bookkeeping, and financial services. 1849 also loans funds to fully compliant legal cannabis operations, which may include other service providers, dispensaries, and entities acquiring agricultural, retail, or retail real estate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                          CANNAMED CORPORATION

Date: June 5, 2014                                                                                                                                 By:/s/ Jordan Shapiro

                                                                                                                                                                       Jordan Shapiro

                                                                                                                                                                       President and CEO